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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2002


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

            Pennsylvania                                 25-0900168
     (State or other jurisdiction                      (I.R.S. Employer
          of incorporation)                           Identification No.)


                               World Headquarters
                               1600 Technology Way
                                  P.O. Box 231
                        Latrobe, Pennsylvania 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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                                EXPLANATORY NOTE

This current report on Form 8-K/A amends the current report on Form 8-K of Kennametal Inc. (the company) dated and filed with the Securities and Exchange Commission on May 1, 2002 to reflect the fact that, as anticipated, Arthur Andersen LLP issued its review report on the financial statements of the company for the quarter ended March 31, 2002 in conjunction with the May 14, 2002 filing by the company of the quarterly report on Form 10-Q for the quarter ended March 31, 2002. Accordingly, the dismissal of Arthur Andersen and engagement of PricewaterhouseCoopers LLP became effective on May 14, 2002.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 30, 2002, upon the joint recommendation of management and the Audit Committee, the Board of Directors of Kennametal Inc. (the company) ratified the dismissal of Arthur Andersen LLP (Arthur Andersen) as the company's independent auditors following the completion by Arthur Andersen of its review report on the financial statements of the company for the quarter ended March 31, 2002, and the selection of PricewaterhouseCoopers LLP as independent auditors for fiscal year ending June 30, 2002. This change in independent auditors became effective on May 14, 2002 following the completion by Arthur Andersen of its review report on the financial statements of the company for the quarter ended March 31, 2002 in conjunction with the May 14, 2002 filing by the company of the quarterly report on Form 10-Q for the quarter ended March 31, 2002. The appointment and engagement of PricewaterhouseCoopers LLP was made after careful consideration by the Board of Directors, the Audit Committee and management of the company, and concludes an extensive evaluation process.

In connection with the audits of the two most recent fiscal years ended June 30, 2001 and 2000, and through May 14, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its reports on the financial statements of the company for such time periods.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended June 30, 2001 and 2000, or within the interim period through May 14, 2002.

Arthur Andersen's reports on the consolidated financial statements of the company for the last two fiscal years ended June 30, 2001 and 2000 neither contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The company provided Arthur Andersen a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (the Commission). Arthur Andersen has provided the company with a letter, addressed to the Commission, which is filed as an exhibit to this Current Report on Form 8-K/A.

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During the company's two most recent fiscal years ended June 30, 2001 and 2000, and the subsequent interim period through May 14, 2002, the company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

(c)   Exhibits

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 15, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                KENNAMETAL INC.



Date:    May 17, 2002                           By: /s/ TIMOTHY A. HIBBARD
                                                ----------------------------
                                                 Timothy A. Hibbard
                                                 Corporate Controller and
                                                 Chief Accounting Officer